                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002
                                   (UNAUDITED)

ASSETS:
  Cash                                                             $    22,605
  Receivables for:
    Investments sold                                                 6,574,657
    Dividends                                                            9,279
    Due from administrator                                               5,246
                                                                   ------------
      TOTAL ASSETS                                                   6,611,787
                                                                   ------------

LIABILITIES:
  Payables for:

    Investments purchased                                            6,581,218
    Impure dividend payable                                             10,150
    Withholding taxes                                                   20,419
                                                                   ------------
      TOTAL LIABILITIES                                              6,611,787
                                                                   ------------
NET ASSETS                                                         $         -
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)

NET INVESTMENT INCOME:
  INCOME:
    Dividends (net of withholding taxes of $32,268)                                     $     91,546
                                                                                        -------------
      TOTAL INCOME                                                                            91,546
                                                                                        -------------

  EXPENSE:
    Expense payment fee                                                                       20,180
    Administration fees                                                                       20,000
    Impure dividend expense                                                                   20,462
                                                                                        -------------
      TOTAL EXPENSES                                                                          60,642
                                                                                        -------------
  NET INVESTMENT INCOME                                                                       30,904
                                                                                        -------------

NET REALIZED AND UNREALIZED LOSS:
  Net realized loss on investments and foreign exchange transactions                      (4,765,312)
  Change in unrealized appreciation on investments and foreign currency translations       3,345,132
                                                                                        -------------
      NET REALIZED AND UNREALIZED LOSS                                                    (1,420,180)
                                                                                        -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ (1,389,276)
                                                                                        =============

   The accompanying notes are an integral part of these financial statements.

           DOW JONES ISLAMIC MARKET INDEX PORTFOLIO
              STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE SIX         FOR THE
                                                                              MONTHS ENDED       YEAR ENDED
                                                                             JUNE 30, 2002      DECEMBER 31,
                                                                              (UNAUDITED)           2001
                                                                            ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                                                         $ 30,904           $ 50,689
    Net realized loss on investments and foreign exchange transactions          (4,765,312)        (3,344,801)
    Net change in unrealized appreciation (depreciation) and
      foreign currency translations                                              3,345,132         (1,568,084)
                                                                            ---------------    ---------------
    Net decrease in net assets resulting from operations                        (1,389,276)        (4,862,196)
                                                                            ---------------    ---------------
  Capital Transactions:
    Proceeds from contributions                                                     61,525          3,571,823
    Value of withdrawals                                                       (21,471,629)          (122,390)
                                                                            ---------------    ---------------
      Net increase (decrease) in net assets resulting from capital
        transactions                                                           (21,410,104)         3,449,433
                                                                            ---------------    ---------------
          Total decrease in net assets                                         (22,799,380)        (1,412,763)

NET ASSETS:
  Beginning of year                                                             22,799,380         24,212,143
                                                                            ---------------    ---------------
  END OF PERIOD                                                                        $ -       $ 22,799,380
                                                                            ===============    ===============


   The accompanying notes are an integral part of these financial statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                         FOR THE PERIOD
                                                                                                          JULY 1, 1999
                                                  FOR THE SIX                                            (COMMENCEMENT
                                                 MONTHS ENDED       FOR THE YEARS ENDED DECEMBER 31,   OF OPERATIONS) TO
                                                 JUNE 30, 2002     ---------------------------------      DECEMBER 31,
                                                  (UNAUDITED)           2001              2000               1999
                                                ----------------   ----------------   --------------  -------------------
Total Return                                        (14.06)%           (18.07)%         (17.59)%             12.10%
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)        $     -           $ 22,799         $ 24,212             $ 16,815
  Expenses as a percentage of average
    net assets (1)(2)                                 0.57%(3)           0.57%            0.57%                0.57%(3)
  Ratio of net investment income to average
    net assets                                        0.44%(3)           0.22%            0.24%                0.37%(3)
  Portfolio turnover rate                               15%               106%              43%                   7%

------------------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets would be as follows:

     Ratio of expenses to average net assets          1.12% (3)          1.85%            1.91%                1.66% (3)

(2)  Expense ratio does not include impure dividend expense

(3)  Annualized

   The accompanying notes are an integral part of these financial statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Dow Jones Islamic Market Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open end management investment company and was organized as a trust under the laws of the State of New York on March 5, 1999. The Portfolio commenced operations on July 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

     The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

     B. FOREIGN CURRENCY TRANSLATIONS. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolate that portion of realized gain or loss on investments resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of such investments. Reported net realized and unrealized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at fiscal year end, arising from changes in the exchange rate.

     C. ACCOUNTING FOR INVESTMENTS. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld.

     D. FEDERAL INCOME TAXES. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

2.   TRANSACTIONS WITH AFFILIATES.

     INVESTMENT MANAGEMENT AND ADVISORY FEES. The Portfolio has an investment management agreement with Brown Brothers Harriman & Co. (the "Manager") and an investment advisory agreement with Wafra Investment Advisory Group, Inc. (the "Adviser"). The Manager and the Adviser jointly receive a fee from the Portfolio calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Portfolio's average daily net assets.

     ADMINISTRATIVE FEES. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company (Cayman) Limited (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.05% of the Portfolio's average daily net assets that are not in excess of $50 million and at an annual rate equivalent to 0.01% on the Portfolio's average daily net assets in excess of $50 million. The Administrator shall receive a minimum fee from the Portfolio of $20,000.

     CUSTODY FEES. The Portfolio has a custody agreement with Brown Brothers Harriman & Co. (the "Custodian") for which it pays a fee for custodial services as agreed to from time to time by the Trustee and the Custodian. This fee is calculated and paid monthly.

     EXPENSE PAYMENT FEE. Brown Brothers Harriman Trust Company (Cayman) Limited pays certain expenses of the Portfolio and receives a fee from the Portfolio, computed and paid monthly, such that after such fee the aggregate operating expenses will not exceed 0.57% of the Portfolio's average daily net assets. For the period, Brown Brothers Harriman Trust Company (Cayman) Limited incurred $78,880 in expenses on behalf of the Portfolio, including $28,197 in investment management/advisory fees, and $15,567 in custody fees.

3. INVESTMENT TRANSACTIONS. For the period, the cost of purchases and the proceeds of sales of investment securities were $1,094,120 and $22,448,577, respectively.

4. IMPURE DIVIDENDS. Dividends received by the Portfolio may be composed of an amount which is attributable, for Islamic Shari'ah purposes, to interest income. For the period, the Portfolio earned $20,462 of dividend income which is considered impure by the Dow Jones' Shari'ah Supervisory Board. Such amount is shown as an expense on the Portfolio's statement of operations.